                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 16, 2004



                           METRETEK TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



DELAWARE                                0-19793                84-11698358
----------------------------  ---------------------------  ---------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S Employer
of incorporation)                                          Identification No.)



             303 EAST 17TH STREET, SUITE 660, DENVER, COLORADO 80203
             -------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (303) 785-8080
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS

             99.1 Press Release of Metretek Technologies, Inc., issued August 16, 2004, announcing its second quarter 2004 financial results.

ITEM 12. RESULT OF OPERATIONS AND FINANCIAL CONDITION.

         On August 16, 2004, Metretek Technologies, Inc., a Delaware corporation (the "Company"), issued a press release announcing its financial results for the quarter ended June 30, 2004. The full text of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

         The attached press release discloses "Adjusted EBITDA", a non-GAAP financial measure computed as net income (loss) applicable to common shareholders before interest and finance charges, income taxes, depreciation and amortization, provision for litigation costs, nonrecurring charges, minority interest, and preferred stock deemed distribution, and reconciles Adjusted EBITDA to net income (loss) applicable to common shareholders.

         By eliminating certain expenses not necessarily indicative of the results of the Company's core operations, management believes that Adjusted EBITDA offers a useful tool to measure and monitor the Company's operating performance, and provides meaningful information to investors in terms of enhancing their understanding of the Company's core operating performance and results. Adjusted EBITDA is also used by management to assist in planning and forecasting future operations. However, Adjusted EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. Adjusted EBITDA should be considered only as a supplement to, and not as a substitute for or in isolation from, other measures of financial performance and liquidity reported in accordance with generally accepted accounting principles ("GAAP"), such as net income (loss) applicable to common shareholders.

         The information in this Report, including the exhibit attached hereto, are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       METRETEK TECHNOLOGIES, INC.



                                       By: /s/ W. Phillip Marcum
                                           -------------------------------------
                                           W. Phillip Marcum
                                           President and Chief Executive Officer


Dated: August 16, 2004









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